Prospectus Supplement to

                            VAN ECK FUNDS PROSPECTUS

                                Dated May 1, 2002




Supplement to Prospectus

The Van Eck Global Leaders Fund - Class B will be closed to new and subsequent investments effective immediately.


                  PROSPECTUS SUPPLEMENT DATED OCTOBER 2, 2002